                             MACROVISION CORPORATION
                       RESTRICTED STOCK PURCHASE AGREEMENT


     This Restricted Stock Purchase Agreement ("Agreement") is made as of the seventh day of June, 1996 by and between Macrovision Corporation, a California corporation ("Company"), and Victor Viegas ("Purchaser").

     WHEREAS, Company desires to issue and sell shares of its Common Stock to Purchaser and Purchaser desires to purchase such shares upon the terms and conditions set forth herein.

     NOW, THEREFORE, the parties agree as follows:

     1.0  PURCHASE AND SALE OF COMMON STOCK.

          1.1 PURCHASE. Subject to the terms and conditions of this Agreement, Company hereby issues and sells to Purchaser and Purchaser purchases from Company upon the execution of this Agreement, one hundred five thousand (105,000) shares of Common Stock of Company (individually a "Share" or collectively the "Shares") at the price of One Dollar and Fifty Cents ($1.50) per Share (the "Purchase Price"), for an aggregate purchase price of One Hundred Fifty-Seven Thousand Five Hundred Dollars ($157,500). Said Purchase Price shall be paid in cash or pursuant to the terms of the promissory note attached as EXHIBIT C hereto. If Purchaser executes said promissory note, Purchaser shall also sign a stock pledge agreement in the form attached as EXHIBIT D hereto.

          1.2 DELIVERY OF SHARES. The certificates representing the Shares shall be held in escrow by Wise & Shepard LLP, attorneys for Company, as provided below.

     2.0  UNVESTED SHARES.

          2.1 GENERALLY. For purposes of this Agreement, the term "Unvested Shares" shall initially mean one hundred percent (100%) of the Shares being issued by Company to Purchaser pursuant to this Agreement; provided, however, that subject to Sections 2.2 and 3 below, the Unvested Shares shall become Vested Shares with respect to (a) one sixth (1/6) of the Shares on June 7, 1997 (hereinafter such date shall be referred to as the "Initial Vesting Date"), (b) an additional one third (1/3) of the Shares one (1) year after the Initial Vesting Date and (c) the balance of the Shares two (2) years after the Initial Vesting Date, so long as Purchaser remains a full-time employee of Company during the applicable annual vesting periods, so that two (2) years after the Initial Vesting Date (provided that Purchaser remains a full-time employee of Company during such vesting period) all of the Shares shall be Vested Shares.

          2.2 TERMINATION OF EMPLOYMENT WITHOUT CAUSE OR FOR GOOD REASON. If the Company terminates Purchaser's status as a full-time employee of the Company without Cause, or if Purchaser completely terminates his employment with the Company for Good Reason, additional Unvested Shares shall become Vested Shares in accordance with the following: (a) if such termination occurs before the Initial Vesting Date, one sixth (1/6) of the Shares shall become Vested Shares; (b) if such termination occurs on or after, but less than one (1) year after, the Initial Vesting Date, an additional one third (1/3) of the Shares shall become Vested Shares; and (c) if such termination occurs at least one (1) year after the Initial Vesting Date, all of the Shares shall become Vested Shares.

          2.3 TERMINATION OF EMPLOYMENT WITHOUT CAUSE OR FOR GOOD REASON FOLLOWING A CHANGE IN CONTROL. If, within the period commencing three (3) months prior to, and ending one (1) year after, a Change in Control, the Company terminates Purchaser's status as a full-time employee of the Company without Cause or Purchaser completely terminates his employment with the Company for Good Reason, all Unvested Shares shall become Vested Shares.

          2.4 DEFINITIONS OF "CAUSE", "GOOD REASON" AND "CHANGE IN CONTROL". The following definitions shall apply in interpreting this Section 2:

               (a) "Cause" shall mean any one or more of the following, in each case as determined in good faith by the Company's Board of Directors: (i) Purchaser's willful and repeated failure to comply with the lawful written direction of the Company's Board of Directors; (ii) Purchaser's gross negligence or willful misconduct in the performance of duties for or on behalf of the Company and/or its subsidiaries; (iii) Purchaser's commission of any act of fraud with respect to the Company and/or its subsidiaries; or (iv) Purchaser's conviction of a felony or of a crime involving moral turpitude causing material harm to the standing and reputation of the Company and/or its subsidiaries.

               (b) "Good Reason" shall mean any one or more of the following occurring within the thirty (30) day period immediately preceding the date on which Purchaser's employment with the Company has completely terminated: (i) a material adverse change in Purchaser's position with the Company causing it to be of less stature or of less responsibility; (ii) a change in the position to whom Purchaser reports, or (iii) a reduction of Purchaser's annual rate of base compensation by more than twenty percent (20%).

               (c) "Change in Control" shall mean any merger, corporate acquisition or other similar transaction in which the persons who are shareholders of the Company immediately prior to the transaction own less than fifty percent (50%) of the equity interests in the resulting entity immediately after the transaction.

     3.0 REPURCHASE OPTION. Notwithstanding any provision contained in this Agreement to the contrary, Company shall have the right, but not the obligation, to repurchase all or any portion of the Unvested Shares (the "Repurchase Option"), if, at any time, Purchaser ceases for any reason (including death or permanent disability) to be a full time employee of, Company (a "Termination").

     4.0 REPURCHASE PRICE. The price at which Company shall be entitled to repurchase the Unvested Shares shall be the Purchase Price per Share specified in Section 1.1 above. Company may repurchase the Unvested Shares by cancellation of indebtedness, if any, or by tendering cash (via check).

     5.0 EXERCISE OF OPTION. Company's Repurchase Option shall terminate if not exercised within ninety (90) days of the date of any Termination. If Company exercises its Repurchase Option, Company shall, concurrently with its receipt of the share certificate(s) from the escrow described in Section 8.0 below, pay to Purchaser an amount in cash or cancellation of indebtedness equal to the Repurchase Price multiplied by the number of Unvested Shares being repurchased. If, by the end of the ninety (90) day period, Company has not so elected to purchase some or all of the Shares subject to the Repurchase Option, the Shares not purchased shall no longer be subject to the Repurchase Option.

     6.0 SHAREHOLDER RIGHTS. Until such time as Company actually exercises its Repurchase Option under this Agreement, Purchaser shall have all the rights of a shareholder of Company with respect to the Shares.

     7.0 RESTRICTION ON TRANSFER. Purchaser shall not sell, transfer, pledge, hypothecate or otherwise dispose of any Shares which remain subject to the Repurchase Option.

     8.0 ESCROW. As security for the faithful performance of the terms of this Agreement and to ensure the availability for delivery of Purchaser's Shares upon exercise of the Repurchase Option herein provided for, Purchaser agrees to deliver to and deposit with Wise & Shepard LLP, attorneys for Company, or such other person designated by Company, as escrow agent in this transaction ("Escrow Agent"), two stock assignments duly endorsed (with date and number of Shares left blank) in the form attached hereto as EXHIBIT A, together with the certificate or certificates evidencing the Shares. Said documents are to be held by the Escrow Agent and delivered by the Escrow Agent pursuant to the Joint Escrow Instructions of Company and Purchaser set forth in EXHIBIT B attached hereto and incorporated by this reference; said instructions shall also be delivered to the Escrow Agent upon the execution hereof.

     9.0  STOCK SPLITS, ETC.  If, from time to time during the term of this
Agreement:

          (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of or on any of the Shares; or

          (b) there is any consolidation, merger or sale of all, or substantially all, of the assets of Company;

then, in such event, any and all new, substituted or additional securities or other property, if any, to which Purchaser is entitled by reason of his ownership of the Shares shall be immediately subject to this Agreement and be included in the term the "Shares" for all purposes with the same force and effect as the Shares presently subject to the Repurchase Option and other terms of this Agreement. While the aggregate Purchase Price pursuant to the Repurchase Option for the Unvested Shares shall remain the same after each such event, the Purchase Price per Share of the Unvested Shares upon exercise of the Repurchase Option shall be appropriately adjusted.

     10.0 LEGENDS ON SHARES. Each certificate representing the Shares shall have conspicuously printed on it the following legends, among other legends:

THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF THE VARIOUS STATES, AND HAS BEEN ISSUED AND SOLD PURSUANT TO AN EXEMPTION FROM THE ACT, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED BY THE HOLDER THEREOF AT ANY TIME, EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, FILED UNDER THE ACT COVERING THE SECURITY, OR (2) UPON DELIVERY TO COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO COMPANY THAT THIS SECURITY MAY BE TRANSFERRED WITHOUT REGISTRATION.

SALE, TRANSFER, OR HYPOTHECATION OF THIS SECURITY IS RESTRICTED BY THE PROVISIONS OF A RESTRICTED STOCK PURCHASE AGREEMENT ENTERED INTO BY COMPANY AND THIS SHAREHOLDER (INCLUDING RIGHTS OF FIRST REFUSAL), A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF COMPANY, AND ALL OF THE PROVISIONS OF WHICH ARE INCORPORATED HEREIN.

  11.0 INVESTMENT REPRESENTATIONS. As an inducement to Company to issue the Shares to Purchaser, and in order to establish the suitability for Purchaser of such an investment, Purchaser hereby makes the following representations and warranties, and authorizes Company to rely upon the same:

       (a) INVESTMENT INTENT. The Purchaser is aware of and familiar with Company's business affairs and financial condition and has acquired sufficient information about Company to reach a knowledgeable and informed decision to acquire the Shares. The Purchaser is acquiring the Shares for his own account and not with a view to or for sale in connection with any distribution of the Shares.

       (b) RELATIONSHIP. The Purchaser has either a preexisting personal or business relationship with Company or its partners, officers, directors or controlling persons.

       (c) EXPERIENCE. The Purchaser and/or his professional advisors who are not compensated by or affiliated with Company or a selling agent of Company ("Representatives"), if any, have such business or financial experience so that Purchaser has the capacity to protect his own interests in connection with the purchase of Shares hereunder.

       (d) RISKS. The Purchaser understands that an investment in Company is speculative, that any possible profits therefrom are uncertain, and that he must bear the economic risks of the investment in Company for an indefinite period of time. The Purchaser is able to bear these economic risks and to hold the Shares for an indefinite period.

       (e) INFORMATION. The Purchaser and his Representatives, if any, have received all information and data with respect to Company which Purchaser or his Representatives have requested and have deemed relevant in connection with an evaluation of the merits and risks of this investment in Company, and do not desire any further information or data with respect to Company prior to the purchase of the Shares.

       (f) DOMICILE. The Purchaser is a bona fide resident and domiciliary, not a temporary transient resident, of and has his principal residence in the State of California, and does not have any present intention of moving his principal residence from California.

       (g) SECURITIES LAWS. The Purchaser understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on certain exemptions from registration provided by the Securities and Exchange Commission (including that of Rule 701 for issuances under compensatory benefit arrangements); and that the Shares have not been registered under the "blue sky" laws of any state, including that the Shares have not been qualified or a permit obtained for issuance of securities from the California Department of Corporations or any other agency of the State of California.

       (h) TRANSFERS. The Purchaser understands that the Shares may have to be held indefinitely unless they are subsequently registered under the 1933 Act and qualified or registered under other applicable securities laws, rules and regulations, or unless an exemption from such qualification or registration is available.

       (i) LEGENDS. The Purchaser understands and agrees that (i) the legends set forth in Section 10 will be placed on certificate(s) evidencing the Shares and on certificate(s) issued to permitted transferees; (ii) the stock records of Company will be noted with respect to such restrictions; (iii) Company will not be under any obligation to register the Shares or to comply with any exemption available for sale of the Shares without registration; and (iv) the information or conditions necessary to permit routine sales of securities of Company under Rule 144 of the 1933 Act are not now available and it is not likely that they will become available.

       (j) FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting Purchaser's representations set forth above, Purchaser further agrees that he or she shall in no event make any disposition of all or any portion of the Shares, unless and until:

            i. (A) There is then in effect a Registration Statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or (B) (1) Purchaser shall have notified Company of the proposed disposition and shall have furnished Company with a detailed statement of the circumstances surrounding the proposed disposition, (2) Purchaser shall have furnished Company with an opinion of Purchaser's counsel to the effect that such disposition will not require registration of such Shares under the 1933 Act, and (3) such opinion of Purchaser's counsel shall have been reasonably concurred in by counsel for Company and Company shall have advised Purchaser of such concurrence;

            ii. The Shares proposed to be transferred are no longer subject to the Repurchase Option set forth in Section 3 hereof; and

            iii. Company has declined to exercise its right of first refusal as set forth in Section 13 below.

  12.0 VALUATION OF SHARES AND 83(b) ELECTION.

       12.1 VALUATION. Purchaser understands that the Shares have been valued by the Board of Directors of Company and that Company believes this valuation represents a fair attempt at reaching an accurate appraisal of their worth at the time of sale. Purchaser understands, however, that Company can give no assurances that the Purchase Price is in fact the fair market value of the Shares and that it is possible that the Internal Revenue Service could successfully assert that the value of the Shares on the date of purchase is greater than the value determined by the Board of Directors. If the Internal Revenue Service were to succeed in a tax determination that the Shares had value greater than that upon which the transaction was based, the additional value would constitute ordinary income as of the date of its receipt. The additional taxes (and interest) due would be payable by Purchaser, and Purchaser acknowledges that Company is under no obligation to reimburse or be liable to Purchaser for that tax liability, and Purchaser assumes all responsibility for such additional tax liability, if any. In the event such additional value would represent more than twenty-five percent (25%) of Purchaser's gross income for the year in which the value of the Shares was taxable, the Internal Revenue Service would have six (6) years from the due date for filing the return (or the actual filing date of the return if filed thereafter) within which to assess Purchaser the additional taxes (and interest) which would then be due.

       12.2 SECTION 83(b) ELECTION. Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of Company to buy back the Shares pursuant to the Repurchase Option. Purchaser understands that if such provision is applicable to him he may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days from the date of purchase and with his income tax returns for the year to which the 83(b) election pertains. Even if the fair market value of the Shares equals the amount paid for the Shares, the election must be made to avoid adverse tax consequences in the future. Purchaser understands that the failure to make this filing timely will result in the recognition of ordinary income by Purchaser, as the Repurchase Option lapses, on the difference between the purchase price and the fair market value of the Shares at the time such restrictions lapse.

       PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT COMPANY'S, TO FILE TIMELY THE ELECTION UNDER THE INTERNAL REVENUE CODE
SECTION 83(b), EVEN IF PURCHASER REQUESTS

COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON PURCHASER'S BEHALF.

  13.0 RIGHT OF FIRST REFUSAL FOR VESTED SHARES.

       (a) GRANT. Company is hereby granted the right of first refusal with respect to any proposed sale or other transfer of any Vested Shares. For purposes of this Section 13, the term "transfer" shall include any assignment, pledge, encumbrance or other disposition for value of the Vested Shares, but shall not include any of the permitted transfers pursuant to the terms of this Agreement.

       (b) NOTICE OF INTENDED DISPOSITION. In the event Purchaser desires to accept a bona fide third-party offer to purchase any or all of the Vested Shares (the shares subject to such offer to be hereinafter called the "Target Shares"), Purchaser shall promptly (i) deliver to Company written notice of the offer and the basic terms and conditions thereof, including the proposed purchase price, and (ii) provide satisfactory proof that the disposition of the Target Shares to the third-party offeror would not be in contravention of the representations made by Purchaser in Section 11 above.

       (c) EXERCISE OF RIGHT. Company (or its assignees) shall, for a period of twenty-five (25) days following receipt of the notice of intended disposition under Section 13(b) above, have the right to repurchase any or all of the Target Shares specified in the notice of intended disposition upon substantially the same terms and conditions specified in such notice. Such right shall be exercisable by written notice given to Purchaser prior to the expiration of the twenty-five (25) day exercise period. If such right is exercised with respect to all the Target Shares specified in the notice of intended disposition, Company (or its assignees) shall effect the repurchase of the Target Shares, including payment of the purchase price, not more than five (5) business days thereafter, except as provided below; and at such time Purchaser shall deliver to Company the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. To the extent any of the Target Shares are at any time held in escrow under Section 8 above, the certificates for such shares shall automatically be released from escrow and surrendered to Company for cancellation. The Target Shares so purchased shall thereupon be canceled and cease to be issued and outstanding shares of Company's Common Stock. However, should the purchase price specified in the notice of intended disposition be payable (in whole or in part) in property other than cash or evidences of indebtedness, Company (or its assignees) shall have the right to make a cash payment in an amount equal to the fair market value of such property other than cash or evidences of indebtedness, in lieu of making payment in the form of such other property. If the purchase price is payable (in whole or in part) in property other than cash or evidences of indebtedness and Purchaser and Company (or its assignees) cannot agree on the fair market value of such other property within ten (10) days after Company's receipt of the notice of intended disposition, the valuation shall be made by an appraiser of recognized standing selected by Purchaser and Company (or its assignees) or, if they cannot agree on an appraiser within twenty (20) days after Company's receipt of such notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The closing of Company's purchase of stock under this Section 13 shall be held on the LATER of (i) the fifth business day following Company's (or its assignees') exercise of its repurchase rights hereunder or (ii) the fifteenth day after such cash valuation is made.

       (d)  NON-EXERCISE OF RIGHT.  In the event Company does not give
Purchaser written notice of its intent to exercise its right of first refusal within twenty-five (25) days following the date of Company's receipt of the notice of intended disposition under Section 13(b), Purchaser shall, for a period of thirty (30) days thereafter, have the right to sell or otherwise dispose of the Target Shares upon terms and conditions (including the purchase price) no more favorable to the third party purchaser than those specified in the notice of intended disposition given to Company; PROVIDED, HOWEVER, that any such sale or disposition must not be effected in contravention of the representations made by Purchaser in Section 11 above. To the extent any of the Target Shares are at the time held in escrow under Section 8 above, the certificates for such shares shall automatically be released from escrow and surrendered to Purchaser. The third-party purchaser shall acquire the Target Shares free and clear of all the terms and provisions of this Agreement. In the event Purchaser does not sell or otherwise dispose of the Target Shares within the specified thirty (30) day period, Company's right of first refusal shall continue to be applicable to any subsequent disposition of the Target Shares by Purchaser until such right lapses in accordance with Section 13(e) below.

       (e) LAPSE. Company's right of first refusal under this Section 13 shall lapse and cease to have effect upon the EARLIER of (i) the date Company first becomes subject to the periodic reporting requirements under the Securities Exchange Act of 1934, as amended, (ii) a determination is made by Company's Board of Directors that a public market exists for the outstanding shares of Company's Common Stock, and (iii) any merger or other reorganization of Company into a successor corporation or other business entity in which Company is not the surviving business entity or corporation.

       (f) RESTRICTIVE LEGEND. Until such time as Company's right of first refusal lapses and ceases to have effect pursuant to the provisions of this
Section 13, the stock certificate for the Shares shall be endorsed with the following additional legend:

  "The shares represented by this certificate may not be sold, assigned, transferred, pledged or encumbered, except in conformity with the terms of the Restricted Stock Purchase Agreement between Company and the registered holder of the shares (or his predecessor in interest). Such agreement grants certain rights of first refusal to Company (or its assigns) upon the sale, assignment, transfer, pledge or encumbrance of the shares. A copy of such agreement is on file at the principal office of Company."

  14.0 VOID TRANSFERS. Purchaser, as a condition to purchasing the Shares, shall not sell, transfer or pledge any Shares subject to the restriction on transfer described in Section 7, other than in the manner expressly permitted in this Agreement, and any such sale, transfer or pledge of the Shares in violation of this Agreement shall be void. Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of this

Agreement, or (ii) to treat as the owner of such Shares, or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

  15.0 NOTICE OF TAX ELECTION AND DISPOSITION OF SHARES. If Purchaser makes any tax election relating to the treatment of the Shares under the Internal Revenue Code of 1986, as amended, at the time of such election Purchaser shall promptly notify Company of such election.

  16.0 RELATED TRANSFEREES. Notwithstanding any provision to the contrary contained in this Agreement, Purchaser shall not be under any restrictions as to the transfer by him of any or all of the Vested Shares to his Related Transferees (as defined herein) provided that each such Related Transferee shall first (i) execute a written consent to be bound by the restrictions on transfer imposed under this Agreement, in form and substance satisfactory to Company, and
(ii) deliver a duplicate original of such consent to Company; provided, however, that no Vested Shares shall be transferred unless all such Vested Shares shall have been paid for in full and no indebtedness is outstanding to Company with respect to any such Vested Shares. For purposes of this Agreement, the term "Related Transferees" of Purchaser shall consist of Purchaser's spouse, his adult lineal descendants, the adult spouses of his adult lineal descendants and trusts for the benefit of Purchaser, his spouse and/or any of his lineal descendants. In the event of any such transfer by Purchaser to his Related Transferees of all or any part of the Vested Shares (or in the event of any subsequent transfer by any such Related Transferees to any other Related Transferees of Purchaser), such Related Transferees shall receive and hold the transferred Vested Shares subject to the terms of this Agreement and the rights and obligations of Purchaser hereunder as though the Vested Shares were still owned by Purchaser, and shall together with Purchaser continue to be deemed to be the "Purchaser" for purposes of this Agreement, including, without limitation, restrictions on the transfer of Shares contained in this Agreement. There shall be no further transfer of the Shares by any Related Transferees except between and among such Related Transferees, Purchaser and other Related Transferees of Purchaser, or as otherwise permitted in this Agreement.

  17.0 "MARKET STAND-OFF". In connection with the first underwritten registration of the offering of the Common Stock of Company, Company (or a representative of the underwriter) may require that Purchaser not sell or otherwise transfer or dispose of any Shares not registered under the 1933 Act during a period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of Company filed under the 1933 Act, provided that all officers and directors of Company enter into similar agreements.

  18.0 ATTORNEYS' FEES. In the event either party shall commence any action or proceeding against the other party by reason of any breach or claimed breach in the performance of any of the terms or conditions of this Agreement or to seek a judicial declaration of rights under this Agreement, the prevailing party in such action shall be entitled to recover reasonable attorneys' fees and costs from the non-prevailing party.

  19.0 CONTROLLING LAW. This Agreement is entered into and to be performed in California, and it shall be interpreted and enforced under, and all questions relating thereto shall be determined in accordance with the laws of the State of California.

  20.0 WAIVER. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

  21.0 PARTIAL INVALIDITY. The illegality, invalidity or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

  22.0 ENTIRE AGREEMENT. This Agreement, together with its Attachments and Exhibits, is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms of their agreement with respect to its subject matter. This Agreement may not be contradicted by evidence of any prior or contemporaneous agreement, oral or written, and this Agreement may not be explained or supplemented by evidence of consistent additional terms. This Agreement supersedes, merges, and voids all prior representations, statements, negotiations, understandings, proposed agreements, and other agreements, written or oral, relating to its subject matter.

  23.0 AMENDMENTS. This Agreement may not be amended, modified or supplemented except by a writing executed by both parties.

  24.0 COUNTERPARTS. This Agreement may be signed in any number of counterparts, each an original but all one and the same instrument.

  25.0 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the successors and assigns of Company and any successors and permitted assigns of Purchaser, and shall be binding upon the successors and assigns of Company and of Purchaser, including any executors, administrators or other legal representatives of Purchaser.

  26.0 NOTICES. Any notice or other communication required or permitted under this Agreement shall be in writing and either personally delivered or deposited in the first class United States mail, prepaid, certified or registered, return receipt requested, addressed as follows:

       (a)  If to Company:

                      Macrovision Corporation
                      1341 Orleans Drive
                      Sunnyvale, California 94089
                      Attn:  President

            with a copy to:

                      Wise & Shepard LLP
                      3030 Hansen Way, Suite 100
                      Palo Alto, California 94304
                      Attn: David W. Herbst, Esq.

       (b)  If to Purchaser:

                      Victor Viegas
                      99 James Avenue
                      Atherton, CA  94027

  Notice shall be deemed to have been given upon receipt. Either party may change its address by giving written notice of such change to the other party in the manner provided in this Section.


  27.0 CONSENT OF SPOUSE. If Purchaser is married, Purchaser shall obtain the signature of Purchaser's spouse as set forth on the Consent of Spouse form which is attached to this Agreement. Purchaser's failure to obtain such consent shall constitute a representation by Purchaser, on which Company shall rely, that Purchaser is unmarried and that Purchaser has sole authority with respect to Purchaser's actions regarding the Shares.

  28.0 NO IMPLIED EMPLOYMENT TERM. Nothing in this Agreement shall affect in any manner whatsoever the right or power of Company to terminate Purchaser's employment with Company, or Purchaser's ability to quit Company's employment, with or without cause, at any time.

  IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

  PURCHASER:              MACROVISION CORPORATION


  /s/ Victor Viegas        By: /s/ W. A. Krepick
  ----------------------      ----------------------------
  VICTOR VIEGAS            Title: President
                                  ------------------------

ATTACHMENTS TO THIS AGREEMENT:

Consent of Spouse
Section 83(b) Tax Election

EXHIBITS TO THIS AGREEMENT:

Exhibit A - Assignments Separate from Certificate
Exhibit B - Joint Escrow Instructions
Exhibit C - Promissory Note
Exhibit D - Stock Pledge Agreement

                                CONSENT OF SPOUSE


  The undersigned spouse of Purchaser agrees that my interest, if any, in the stock subject to the foregoing Restricted Stock Purchase Agreement between Purchaser and Company shall be irrevocably bound by such Agreement and further understands and agrees that my community property interest, if any, shall be similarly bound by such Agreement. The undersigned spouse further agrees Purchaser's actions, omissions, and/or deeds with respect to the Shares, including the execution of any and all documents by Purchaser, shall bind the undersigned irrevocably, the same as if the undersigned had executed such document or performed such action, omission and/or deed and further that any third party, including, but not limited to, Company, shall be entitled to rely upon same.

                           Spouse of Purchaser

                           /s/ Loren Viegas
                           ------------------------------------
                           (signature)

                           Name: /s/ Loren Viegas
                                -------------------------------
                                     (print)

                           SECTION 83(b) TAX ELECTION

  This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)    The taxpayer who performed the services is:

  Name:     Victor Viegas
            ------------------------------------------------
  Address:  99 James Avenue
            ------------------------------------------------
            Atherton, CA  94027
            ------------------------------------------------
  Taxpayer Identification No.: ###-##-####
                               -----------------------------

(2) The property with respect to which the election is being made is one hundred five thousand (105,000) shares of the common stock of Macrovision Corporation, a California corporation.

(3)    The property was issued on June 7, 1996.

(4) The taxable year in which the election is being made is the calendar year 1996.

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the issuer is terminated. The issuer's repurchase right lapses with respect to the property (unvested shares vest) over a three year period.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is One Dollar and Fifty Cents ($1.50) per share.

(7) The amount paid for such property is One Dollar Fifty Cents ($1.50) per share.

(8) A copy of this statement was furnished to Macrovision Corporation for whom taxpayer rendered the services underlying the transfer of property.

(9)    This statement is executed as of June 27, 1996.


                                Victor Viegas
------------------------------  ------------------------------
Spouse (if any)                 Taxpayer

This form must be filed with the Internal Revenue Service Center with which taxpayer files his/her Federal income tax returns. The filing must be made within thirty (30) days after the execution date of the Stock Purchase Agreement.

                                                                   Exhibit 10.07

                              JOINT ESCROW INSTRUCTIONS


    These Joint Escrow Instructions are entered into as of June 7, 1996.

                                       RECITALS

    MACROVISION CORPORATION, a California corporation ("Company"), and the undersigned purchaser of stock ("Purchaser") desire to appoint Wise & Shepard LLP, a Partnership including Professional Corporations, or any such other person so designated by Company as their agent ("Agent") with respect to certain certificate(s) evidencing shares of Company's common stock purchased pursuant to the Restricted Stock Purchase Agreement (the "Agreement"), dated the date hereof, to which a copy of these Joint Escrow Instructions is attached as EXHIBIT B.

                                 ESCROW INSTRUCTIONS

    Company and Purchaser hereby authorize and direct Agent to hold the documents and certificate(s) delivered to Agent pursuant to these Escrow Instructions and to take the following actions with respect thereto, and Company and Purchaser hereby agree as follows:

    1. Purchaser hereby delivers and/or agrees to deliver to Agent Purchaser's certificate(s) evidencing the stock purchased under the Stock Purchase Agreement ("Stock") and an Assignment Separate from Certificate executed in blank. Purchaser irrevocably authorizes Company to deposit with Agent any certificates evidencing shares of Company's stock acquired by Purchaser pursuant to the Agreement.

    2. The provisions of these Escrow Instructions shall apply for so long as the Stock is subject to the Repurchase Option set forth in the Agreement (the "Repurchase Rights") and/or any balance of principal and/or interest remains unpaid on the Promissory Note (the form of which is attached as EXHIBIT C to the Stock Purchase Agreement) issued by Purchaser to Company for the purchase of the Stock. Upon termination of Company's Repurchase Rights pursuant to the Agreement and payment of the Promissory Note in full, this escrow shall terminate.

    3. In the event Company shall elect to exercise any of the Repurchase Rights, Company shall give to Purchaser and Agent a written notice (the "Repurchase Notice") which states (a) the terms and conditions of such purchase, determined in accordance with the provisions of the Agreement, and (b) a time and date for a closing hereunder at the principal office of Company. Purchaser and Company hereby irrevocably authorize and direct Agent to close the transaction contemplated by the Repurchase Notice in accordance with the terms of the Repurchase Notice. At the closing, Agent shall deliver the certificate(s) evidencing the shares of Stock to be transferred to Company against the simultaneous delivery by Company to Agent of the consideration, if any, for the number of shares of Stock being thus purchased. The balance of


                                          B1
any such shares and the consideration so received shall be retained by Agent and held in accordance with these Escrow Instructions.

    4. Company may at any time release some or all of the Stock from the provisions of these Escrow Instructions by giving written notice to Purchaser and Agent directing delivery to Purchaser of the shares of Stock to be released.

    5. To facilitate the exercise of any of the Repurchase Rights, the exercise of Company's rights as a secured party under the Stock Pledge Agreement attached as EXHIBIT D to the Stock Purchase Agreement, and the performance of these instructions, Purchaser does hereby constitute and appoint Agent as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all stock certificates, stock assignments or other instruments which shall be necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated, including Company's exercise of its rights as a secured party. Purchaser understands that such appointment is coupled with an interest and is irrevocable. Subject to the provisions of this Agreement, Purchaser shall exercise all rights and privileges of a stockholder of Company while the Stock is held by Agent; provided, however, Purchaser may not sell, transfer, dispose of or in any manner encumber any shares of the Stock while such shares of Stock are held by Agent hereunder.

    6. If at the time of termination of this escrow, Agent shall have in its possession any documents, securities, or other property belonging to Purchaser, Agent shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder.

    7. Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by Company and Purchaser, and approved by Agent.

    8. Agent shall not be personally liable for any act Agent may do or omit to do hereunder as escrow agent, agent for Company, or attorney-in-fact for Purchaser while acting in good faith and in the exercise of Agent's own good judgment, and any act done or omitted by Agent pursuant to the advice of Agent's own attorneys shall be conclusive evidence of such good faith.

    9. Agent is hereby expressly authorized to disregard any and all warnings by any of the parties hereto or by any other person, firm, corporation, or other entity, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In the event Agent obeys or complies with any such order, judgment or decree of any court, Agent shall not be liable to any of the parties hereto or to any other person, firm, corporation, or other entity by reason of such compliance notwithstanding that any such order, judgment or decree shall be subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

    10. Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver any agreements or


                                          B2
documents called for by the Agreement or any documents or papers deposited or called for hereunder.

    11. Agent shall not be liable for the barring of any rights under the Statute of Limitations with respect to these Escrow Instructions or any documents deposited with Agent.

    12. Agent may resign from its duties hereunder at any time upon written notice to Company and Purchaser and delivery of all documents and certificates held in this escrow to the successor escrow agent. If a successor escrow agent has not been appointed within thirty (30) days, Agent may deliver all such documents and certificates to Company, at which time, all further responsibilities and duties of Agent shall cease.

    13. If prior to the termination of these Escrow Instructions Agent shall resign or otherwise cease to operate as escrow agent, a successor escrow agent shall be designated by the Board of Directors of Company. The Board of Directors of Company may, at any time, substitute another party in Agent's place as escrow agent hereunder, and Purchaser hereby expressly accepts such substitution.

    14. Any notices required or permitted hereunder shall be in writing and shall be deemed effectively given if delivered personally upon receipt, if mailed by registered or certified mail (return receipt requested), first-class postage prepaid, or transferred via telex or facsimile, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         (a)  if to Company, to:

              MACROVISION CORPORATION
              1341 Orleans Drive
              Sunnyvale, CA  94089
              Attn:  President

         (b)  if to Purchaser, to:

              Mr. Victor Viegas
              99 James Avenue
              Atherton, CA  94027

         (c)  if to Agent, to:

              Wise & Shepard LLP
              3030 Hansen Way, Suite 100
              Palo Alto, California  94304
              Attn:  David W. Herbst, Esq.



                                          B3

    15. The provisions of these Escrow Instructions shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

    16. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the conflict of law principles thereof.

    17. By signing these Escrow Instructions, Agent becomes a party hereby only for the purpose of said Escrow Instructions; Agent does not become a party to the Agreement.

    18. Agent shall be entitled to reimbursement by Company for reasonable costs and expenses incurred in connection with the performance of the services provided for herein.

    19. These Escrow Instructions contain the entire understanding of Company and Purchaser, and there are no other contracts, agreements, understandings, representations, warranties, or covenants with respect to the subject matter contained herein.

    IN WITNESS WHEREOF, Company and Purchaser have executed these Escrow Instructions as of the date first above written.

                                  COMPANY:

                                  MACROVISION CORPORATION


                                  By: /s/William A. Krepick
                                      ------------------------------
                                     William A. Krepick, President

                                  PURCHASER:


                                      /s/  Victor Viegas
                                      ------------------------------
                                       VICTOR VIEGAS

                                  ESCROW AGENT:

                                  WISE & SHEPARD LLP


                                  By:/s/ David W. Herbst
                                      ------------------------------
                                     David W. Herbst, Partner



                                          B4

                             STOCK PLEDGE AGREEMENT


  In consideration of the loan which Macrovision Corporation, a California corporation ("Company"), having its principal offices at 1341 Orleans Drive, Sunnyvale, California 94089 has on this day extended to the undersigned and as security for the payment of that certain promissory note ("Note") in the principal sum of One Hundred Fifty-Seven Thousand Five Hundred Dollars ($157,500.00) payable to Company which the undersigned has on this day executed to evidence such loan, the undersigned hereby grants Company a security interest in, and assigns, transfers to and pledges with the Company, the following securities and other property:

       (i) One hundred five thousand (105,000) shares of Company's Common Stock which were acquired by the undersigned on June 7, l996 and which have on this day been delivered to and deposited with Company;

       (ii) any and all new, additional or different securities subsequently distributed with respect to the shares identified in (i) above which are to be delivered to and deposited with Company pursuant to the requirements of Section 3 of this Stock Pledge Agreement (the "Agreement");

       (iii) any and all other property and money which is delivered to or comes into the possession of Company pursuant to the terms and provisions of this Agreement; and

       (iv) the proceeds of any sale, exchange or disposition of the property and securities described in clauses (i), (ii) or (iii) above.

  All securities, property and money so assigned, transferred to and pledged with Company shall be herein referred to as the "Collateral." Company shall hold the Collateral in accordance with the following terms and provisions:

  l. WARRANTIES. The undersigned hereby warrants that the undersigned is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from liens, adverse claims and other security interests, except as provided in the Restricted Stock Purchase Agreement, of even date herewith, between the undersigned and Company, to which this Agreement is attached as EXHIBIT B ("Purchase Agreement").

  2. RIGHTS AND POWERS. Company may, without obligation to do so, exercise at any time and from time to time one or more of the following rights and powers with respect to any or all of the Collateral:

  (a) accept in its discretion, but subject to the limitations of Section 7 of this Agreement, other property of the undersigned in exchange for all or part of the Collateral and release Collateral to the undersigned to the extent necessary to effect such exchange,

                                       D1
and in such event the money, property or securities received in the exchange shall be held by Company as substitute security for the Note and all other indebtedness secured hereunder;

  (b) perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Agreement; and

  (c) transfer record ownership of the Collateral to Company or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an outstanding event of default under Section 8 of this Agreement.

  Expenses reasonably incurred in the exercise of such rights and powers shall be payable by the undersigned to Company and form part of the indebtedness secured hereunder as provided in Section 10 of this Agreement.

  So long as there exists no event of default under Section 8 of this Agreement, the undersigned may exercise all shareholder voting rights and be entitled to receive any cash distribution with respect to the Collateral. Accordingly, until such time as an event of default occurs under this Agreement, all proxy statements and other shareholder materials shall be delivered to the undersigned at the address indicated below.

  3. DUTY TO DELIVER. Any new, additional or different securities which may now or hereafter become distributable with respect to the Collateral by reason of a stock dividend, stock split or reclassification of the capital stock of Company or by reason of a merger, consolidation or other reorganization affecting the capital structure of Company shall, upon receipt by the undersigned, be promptly delivered to and deposited with Company as part of the Collateral hereunder. Such securities shall be accompanied by one or more properly endorsed stock power assignments.

  4. CARE OF COLLATERAL. Company shall exercise reasonable care in the custody and preservation of the Collateral, but shall have no obligation to initiate any action with respect to, or otherwise inform the undersigned of, any conversion, call, exchange right, preemption right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral. Company shall have no duty to preserve the rights of the undersigned against adverse claims or to protect the Collateral against the possibility of a decline in market value. Company shall not be obligated to take any action with respect to the Collateral requested by the undersigned unless the request is made in writing and Company determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Note.

  Company may at any time deliver all or part of the Collateral to the undersigned, and the receipt thereof by the undersigned shall constitute a complete and full release for

                                       D2
the Collateral so delivered. Company shall accordingly be discharged from any further liability or responsibility for the delivered Collateral.

  5. PAYMENT OF TAXES AND OTHER CHARGES. The undersigned shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral; if undersigned fails to do so, Company may at its election pay any or all of such taxes, liens, assessments and charges without contesting the validity or legality thereof. Any payments so made by Company under this
Section 5 shall become part of the indebtedness secured hereunder and shall bear interest at the same rate provided in the Note.

  6. TRANSFER OF COLLATERAL. In connection with the transfer or assignment of the Note (whether by negotiation, discount or otherwise), if any, Company may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted Company hereunder with respect to the Collateral so transferred. Upon such transfer, Company shall be fully discharged from all liability and responsibility for the transferred Collateral.

  7.   RELEASE OF COLLATERAL.

  (a) If all indebtedness secured hereunder is either paid in full, the shares of Company's Common Stock pledged and deposited by the undersigned hereunder, together with any additional Collateral which may hereafter be pledged and deposited with Company pursuant to the requirements of Section 3 above, shall to the extent such shares are vested under the Purchase Agreement, be released from pledge thirty (30) days after such payment in full.

  (b) If the Collateral becomes in whole or in part comprised of "margin security" within the meaning of Section 207.2(d) of Regulation G of the Federal Reserve Board ("Regulation G"), then no Collateral shall thereafter be released or substituted under this Agreement unless:

       (i) the amount of indebtedness at the time secured hereunder is not in excess of the maximum loan value (as determined pursuant to the provisions of Regulation G) of the Collateral remaining after the release or substitution is effected; OR

       (ii) the amount of indebtedness secured hereunder is reduced by at least the amount by which the maximum loan value of the new Collateral (if any) deposited hereunder is less than the maximum loan value of the Collateral to be released or otherwise withdrawn.

  8. EVENTS OF DEFAULT. The occurrence of one or more of the following events shall constitute an event of default under this Agreement:

                                       D3

  (a) failure of the undersigned to pay principal or accrued interest when due under the Note;

  (b)  the occurrence of any event of default specified in the Note;

  (c) the failure of the undersigned to perform any obligation imposed on the undersigned by reason of this Agreement; or

  (d) the breach of any warranty of the undersigned contained in this Agreement.

  Upon the occurrence of any such event of default, Company may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder. Any proceeds realized from the disposition of the Collateral pursuant to the power of sale hereby granted to Company shall first be applied to the payment of expenses incurred by Company in connection with the disposition, and the balance shall be applied to the payment of the Note and any other indebtedness secured hereunder in such order of application as Company shall deem appropriate. Any surplus proceeds shall be paid over to the undersigned. In the event such proceeds prove insufficient to satisfy all indebtedness secured hereunder, then the undersigned shall be personally liable for the deficiency.

  9. OTHER REMEDIES. The rights, powers and remedies granted to Company pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to Company under any statute or rule of law. Any forbearance, failure or delay by Company in exercising any right, power or remedy under this Agreement shall not be deemed to be waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of Company under this Agreement shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument executed by Company.

  l0. COSTS AND EXPENSES. All costs and expenses (including reasonable attorneys' fees) incurred by Company in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall be payable immediately by the undersigned, without demand, and until paid, shall bear interest at the rate provided for in the Note.

  ll. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the conflict of

                                       D4
law principles thereof. This Agreement shall be binding upon the executors, administrators, heirs and assigns of the undersigned.

  l2. SEVERABILITY. If any provision of this Agreement is held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby.


  IN WITNESS WHEREOF, this Agreement has been executed by the undersigned on this 27 day of June, 1996.


                           /s/ Victor Viegas
                           --------------------------------
                           VICTOR VIEGAS

                 Address:  99 James Avenue
                           Atherton, CA  94027

Agreed to and Accepted by:

MACROVISION CORPORATION

By:  /s/ W. A. Krepick
     ----------------------------------------
     William A. Krepick, President



                                       D5

                                   PROMISSORY NOTE


$157,500.00                                                June 7, 1996
                                                           Sunnyvale, California

    FOR VALUE RECEIVED, VICTOR VIEGAS ("Borrower") promises to pay to MACROVISION CORPORATION ( the "Company") or order, at 1341 Orleans Drive, Sunnyvale, California 94089 or such other place as the Company or holder hereof may from time to time designate, the principal sum of One Hundred Fifty-Seven Thousand Five Hundred Dollars ($157,500.00).

    1. INTEREST RATE. Interest shall accrue on the unpaid principal portion of this Note at the rate of six and fifty-eight hundredths percent (6.58%) per annum, simple interest.

    2. PAYMENT SCHEDULE. Principal and accrued interest, if any, shall be due and payable on June 7, 2001. Notwithstanding the foregoing, principal and accrued interest, if any, shall be due and payable in full thirty (30) days after Borrower ceases to be an employee of Company.

    3. PREPAYMENT. Borrower shall have the right to prepay all or any part of the unpaid balance hereof at any time, without penalty.

    4. NO OFFSETS. Company shall not be entitled to offset any amounts owed to Borrower as compensation arising out of Borrower's employment with Company against the balance owing on this Note at the time of Borrower's termination of employment.

    5. TAX CONSEQUENCES. Borrower represents and warrants to Company that Borrower has consulted his tax advisers and understands the tax consequences of this Note, and Borrower has not relied on Company, its officers, directors, employees, or attorneys for any tax advice. Borrower shall make provision for and indemnify Company against the payment by Company of or damages incurred by Company with respect to any federal or state withholding taxes required to be paid or withheld by Company due to the terms of this Note.

    6. WAIVERS. Borrower waives any right of demand, presentment, notice of nonpayment, protest or notice of dishonor.

    7. AMENDMENT OF NOTE. This Note may be terminated or amended only by prior written consent of Company.

    8. SEVERABILITY. If for any reason any of the provisions of this Note shall be determined to be inoperative or invalid, the validity and effect of the other provisions hereof shall not be affected thereby and such other provisions shall remain in full force and effect.

    9. ATTORNEYS FEES. In the event an action is brought by Company to enforce or to interpret the terms of this Note, the prevailing party in such action shall be entitled to its reasonable attorney's fees in addition to any other relief to which that party may be entitled.

    10. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the conflict of law principles thereof.

                                  BORROWER:

                                  /s/ Victor Viegas
                                  --------------------------
                                  VICTOR VIEGAS
                   Address:       99 James Avenue
                                  Atherton, CA  94027

                         ASSIGNMENT SEPARATE FROM CERTIFICATE


    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto _____________________ _____________________ (________) shares of the Common
Stock of MACROVISION CORPORATION, a California corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. ____ herewith, and does hereby irrevocably constitute and appoint Wise & Shepard LLP, as attorney-in-fact, to transfer the said stock on the books of the said corporation with full power of substitution in the premises.



Dated:                                        /s/ Victor Viegas
      ---------------                       ---------------------
                                            (signature)

                                            Name: Victor Viegas
                                                  ----------------
                                                  (print)

                         ASSIGNMENT SEPARATE FROM CERTIFICATE


    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ___________________ _________________ (_________) shares of the Common Stock of
MACROVISION CORPORATION, a California corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. ____ herewith, and does hereby irrevocably constitute and appoint Wise & Shepard LLP, as attorney-in-fact, to transfer the said stock on the books of the said corporation with full power of substitution in the premises.




Dated:                                        /s/ Victor Viegas
      ---------------                       --------------------
                                            (signature)

                                            Name: Victor Viegas
                                                  ---------------
                                                  (print)